                        (Form of stock certificate for
               Series A Cumulative Convertible Preference Stock,
                                 without par value)

NUMBER-------------------                                  ------------SHARES

                          UNITED WATER RESOURCES INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

SERIES A CUMULATIVE CONVERTIBLE            SERIES A CUMULATIVE CONVERTIBLE
PREFERENCE STOCK WITHOUT PAR VALUE         PREFERENCE STOCK WITHOUT PAR VALUE

                  THIS CERTIFICATE MAY BE PRESENTED FOR TRANSFER IN [CITY] OR
                                       [CITY]

                                                       CUSIP [--------]

This Certifies that

                                                       (SEE REVERSE SIDE
                                                        FOR KEY TO
                                                        ABBREVIATIONS)

is the owner of
fully-paid and non-assessable shares of the Series A Cumulative Convertible Preference Stock, without par value, of United Water Resources Inc., transferable in person or by attorney on surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Certificate of Incorporation of the Corporation as amended and supplemented, a copy of which is on file with the Transfer Agent. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.


   Witness the seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                ------------                ------------
                                 Secretary     (SEAL)        President

COUNTERSIGNED AND REGISTERED:
  Transfer Agent
  (City, State)                                       TRANSFER AGENT
                                                      AND REGISTRAR

BY
                                                      --------------------
                                                      AUTHORIZED SIGNATURE

                    (Form of back of stock certificate for
               Series A Cumulative Convertible Preference Stock,
                               without par value)

                          UNITED WATER RESOURCES INC.

     The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued and, with respect to the classes of stock which may be issued in series, the variations in the relative rights and preferences between the shares of each such series, so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.
                           -------------------------

             KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
                            ------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT - -----  Custodian -----
                   (Cust)           (Minor)
                under Uniform Gifts to Minors
                  Act ------------------
                           (State)
TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

     For value received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------
- --------------------------------------

- --------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint -------------------- Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated -----------------------

                                 ---------------------------------
                                 NOTICE:  THE SIGNATURE TO THIS
                                 ASSIGNMENT MUST CORRESPOND WITH
                                 THE NAME AS WRITTEN UPON THE FACE
                                 OF THE CERTIFICATE IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR
                                 ENLARGEMENT, OR ANY CHANGE WHATEVER.





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